Intangible Assets, Net (Details) - Schedule of Estimated Future Amortization Expense for Intangible Assets - USD ($) $ in Thousands	Dec. 31, 2023	Sep. 30, 2023
Schedule Of Estimated Future Amortization Expense For Intangible Assets [Abstract]
2024	$ 1,361	$ 840
2025	1,257	840
2026	1,247	840
2027	1,213	840
2028		806
Thereafter	5,274	1,121
Total	$ 11,550	$ 5,287